UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2008

Date of Report (Date of earliest event reported)

INPLAY TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-15069	88-0308867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13845 North Northsight Boulevard
Scottsdale, Arizona 85260

(Address of principal executive offices) (Zip Code)

(480) 586-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

            InPlay Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders on December 19, 2008, at which the Company presented to attending stockholders.

The presentation slides, which have been made accessible on the Company’s Web site, www.inplaytechnologies.com, are attached as Exhibit 99.1

Information in the attached slide deck is being furnished pursuant to Item 7.01 and is not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

The Registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Registrant’s expectations or any change in events, conditions,

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit(s)

99.1           InPlay Technologies presentation slides from the Annual Meeting of Stockholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InPlay Technologies, Inc. (Registrant)
Date: December 19, 2008	By: /s/ Mark R. Sokolowski Mark R. Sokolowski Chief Financial Officer